

Investors Presentation

May 2013

1ST CENTURY BANCSHARES

IT *IS* WHO YOU KNOW.

Safe Harbor

Certain matters discussed in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can find many (but not all) of these forward-looking statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this press release. These statements are based upon our management's current expectations and speak only as of the date hereof. Forward-looking statements are subject to certain risks and uncertainties that could cause our actual results, performance or achievements to differ materially and adversely from those expressed, suggested or implied herein. Accordingly, investors should use caution in relying on forward-looking statements to anticipate future results or trends. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, (2) political instability, (3) changes in the monetary policies of the U.S. Government, (4) a renewed decline in economic conditions, (5) deterioration in the value of California real estate, both residential and commercial, (6) an increase in the level of non-performing assets and charge-offs, (7) further increased competition among financial institutions, (8) the Company's ability to continue to attract interest bearing deposits and quality loan customers, (9) further government regulation and the implementation and costs associated with the same, (10) internal and external fraud and cyber-security threats including the loss of bank or customer funds, loss of system functionality or the theft or loss of data, (11) management's ability to successfully manage the Company's operations, and (12) the other risks set forth in the Company's reports filed with the U.S. Securities and Exchange Commission. The Company does not undertake, and specifically disclaims, any obligation to revise or update any forward-looking statements for any reason.

1st Century Bank

At **1st Century Bank**, it's our passion and core values that make us truly unique. Our bankers take the banking services we provide personally, and are constantly identifying ways where we can add value to each relationship.



1ST CENTURY BANCSHARES INC.
IT IS WHO YOU KNOW.™

1st Century Bank Profile



- **Attractive Market**
  - Headquartered in Century City – West Los Angeles franchise.
  - Strong demographics; $38* billion in total deposits, *one of the largest concentrations of core deposits in the nation* surrounding zip codes: 90024, 90025, 90064, 90067, 90210, and 90401-5.
- **Building Relationships**
  - 1st Century Bank is committed to building long-term relationships by acting as trusted advisors and client advocates.
- **Big, Small Bank**
  - 1st Century Bank offers its customers big money center banking technologies and services with traditional, small community bank-like relationships that serve specific and unique client needs.
- **Exceptional Service**
  - We provide an extraordinary level of personal service by acting as advocates for our clients to meet every day business needs and solve specific business challenges.

**Source: FDIC Summary of Deposits as of June 30, 2012*

Investment Highlights



- **Pure play on West Los Angeles Market**
- **Accelerating profitability**
  - Net income of $2.9 million in 2012, an increase of 187%
  - Return on Average Equity of 6.3% in 2012, up from 2.3% in 2011
- **Strong growth trajectory**
  - Total Assets CAGR of 17% (2005-2012)
  - Total Deposits CAGR of 21% (2005-2012)
- **High quality deposit base**
  - Non-interest bearing deposits comprise 47% of total deposits at year end 2012
  - Cost of deposits was 17 bps during the year end 2012 and 13 bps in Q1 2013
- **Strong credit quality and capital**
  - Non Performing Assets to Total Assets was 0.39% at year end 2012 and decreased to 0.20% Q1 2013
  - Total Risk-based Capital Ratio of 15.3% at year end 2012

2012 Highlights



- Achieved **record levels** in total assets, loans and deposits
- Net income of $2.9 million, an increase of 187%
- Total assets increased 23% to $499 million
- Total loans increased 14% to $267 million
- Total deposits increased 25% to $417 million
- Total cost of funds was 24 basis points, compared to 30 basis points in 2011
- Non-performing assets to total assets declined to 0.39% at December 31, 2012 from 1.88% at December 31, 2011
- Maintained capital ratios well above the regulatory requirements for "well-capitalized"
- For the third time in 5 years, 1CB has been ranked one of the **"Best Places to Work"** by the *Los Angeles Business Journal*

1st Century Bank Growth Strategies

- Continue to build 1st Century brand and reputation in our attractive core market – West Los Angeles
- Build upon growing base of customers with continued focus on small businesses and professionals
- Strong capital base to help facilitate lending and strategic opportunities
- Continue to build core deposit franchise
- Maintain balanced loan portfolio and manage credit quality
- Pursue continued growth opportunities presented by competitor dislocation

West LA Economic Environment



- West LA experiencing stronger recovery than overall LA County market
- Employment growth of 3.6% in 2011 vs. <1% for LA County*
  - Fastest growing sectors: professional and business services, leisure and hospitality, education, and health services
- Projected employment growth of 2.0% vs. 1.2% for LA County in 2013*
- Housing market improving
- Increasing commercial real estate indicators
  - Lower vacancies, higher rents
  - Significant increase in construction projects
  - Hotel occupancies and daily room rates higher

**Source: LA Economic Development Corp.*

West LA Deposit Rich Market


Santa
Monica
Mountains
Bel Air
Beverly Hills
Pacific
Palisades
Century
City
Brentwood
Santa
Monica
Culver
City
Marina
del Rey
Pacific Ocean

$38* Billion

In Deposits on the Westside – One of the largest concentrations of core deposits in the Nation.

**Source: FDIC Summary of Deposits as of June 30, 2012*

West LA Market Share

Bank	Market share	Bank	Market Share
1. City National Bank	29.79%	18. Luther Burbank Corp	0.68%
2. Bank of America Corp.	17.50%	19. HSBC Holdings Plc	0.67%
3. Wells Fargo & Co.	14.10%	20. Israel Discount Bank Ltd.	0.63%
4. JP Morgan Chase	4.59%	21. First Banks Inc.	0.49%
5. First Republic Bank	4.35%	22. BNP Paribas SA	0.40%
6. Citigroup Inc.	3.80%	23. EH National Bank	0.39%
7. Comerica Inc.	3.40%	24. First California Financial Group Inc.	0.37%
8. Mitsubishi UFJ Financial Group Inc.	3.28%	25. California Republic Bancorp	0.36%
9. IMB Management Holdings LP	3.17%	26. First Citizens BancShares Inc.	0.29%
10. U.S. Bancorp	2.87%	27. Pacific Mercantile Bancorp	0.27%
11. First PacTrust Bancorp Inc.	1.48%	28. Zions Bancorp	0.24%
12. East West Bancorp Inc.	1.43%	29. Preferred Bank	0.23%
13. PacWest Bancorp Total	1.29%	30. Boston Private Financial Holdings Inc.	0.22%
14. 1st Century Bancshares, Inc.	**1.00%**	31. Sumitomo Mitsui Financial Group Inc.	0.19%
15. Northern Trust Corp.	0.84%	32. Hanmi Financial Group	0.15%
16. CapitalSource Inc.	0.70%	33. Opus Bank	0.11%
17. Bank Leumi Le Israel BM	0.70%	34. Western Alliance	0.02%

**Source: FDIC Summary of Deposits as of June 30, 2012.*

Investing in the Franchise

- Relationship Management Team has grown from **7** to **14** in the past **18** months
  - Additions from Citi, Wells Fargo, and City National
- New office established in Santa Monica in 2011 and expanded in 2012
- Consistent investment in technology platform to provide big bank delivery capabilities
  - Mobile Banking
  - Mobile RDC
  - Upgrade to online banking security platform
  - Virtualized infrastructure





1ST CENTURY BANCSHARES INC.
IT IS WHO YOU KNOW.™

Community - We stay involved

- Community involvement is an important part of the culture at 1st Century Bank.
- Employees are involved in their communities in a variety of ways.
- 1st Century Bank supports local charities throughout the West LA and LA area financially and with volunteer hours.

Experienced Management

Name	Title	Functional	Banking Exp.	1CB Tenure
Alan I. Rothenberg	Chairman	Chairman	40 years*	10 years
Jason P. DiNapoli	President	Chief Executive Officer	20 years	10 years
Bonnie S. Rubin	EVP	Regional Director	27 years	8 Years
Brad S. Satenberg	EVP	Chief Financial Officer	20 years**	4 years
J. Kevin Sampson	EVP	Chief Credit Officer	22 years	4 years
John C. Cronin	EVP	Chief Technology Officer	39 years	2 years

*Includes time spent as Lawyer, Board Member and Organizer.
**Includes time spent as a public accountant focused on financial institutions.

1ST CENTURY BANCSHARES INC.
IT IS WHO YOU KNOW.™

Financial Overview

Asset Base

Total Assets
($millions)
7.25 - year CAGR = 16.59%
(2005- 1Q 2013)


$162
$201
$224
$259
$272
$308
$405
$499
$493
2005
2006
2007
2008
2009
2010
2011
2012
1Q 2013

Asset Composition
(at March 31, 2013)


All other assets 1%
Cash & Cash Equivalents 6%
Investments 34%
Loans 59%

1ST CENTURY BANCSHARES INC.
IT IS WHO YOU KNOW.™

Asset Quality

Non-Performing Assets to Total Assets


4.00%
3.00%
2.00%
1.00%
0.00%
2008
2009
2010
2011
2012
1Q 2013
1st Century Bank
CA Peers*

Non-Performing Loans to Total Loans


6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2008
2009
2010
2011
2012
1Q 2013
1st Century Bank
CA Peers*

** SNL Financial Data Report (CA banks with assets between $250 to $500 million).*

Earnings


($thousands)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$592
$608
$751
$770
$687
$712
$912
$963
$1,442
$980
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013
Net Income
Pre-tax/Pre-provision

1ST CENTURY BANCSHARES INC.
IT IS WHO YOU KNOW.™

Deposits – Expanding Core Deposit Base

Total Deposits
($millions)

DDA & NOW
7.25-year CAGR = 30.38%
(2005 – 1Q 2013)

Total Deposits
7.25-year CAGR = 20.56%
(2005 – 1Q 2013)



$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2005 2006 2007 2008 2009 2010 2011 2012 1Q 2013
DDA & NOW
Total Deposits

Deposit Composition
(at March 31, 2013)



Savings & money market deposits 36%
Time 11%
Non-interest bearing demand 47%
Interest-bearing demand 6%

1ST CENTURY BANCSHARES INC.
IT IS WHO YOU KNOW.™

Deposits Trends



Deposit Accounts & Types
& Average Balance/Account
($thousands)
64
197
480
89
260
640
114
319
842
102
367
1,199
145
439
1,710
105
570
2,233
76
764
2,741
47
920
3,397
Average Balance per Core Account
2005 $104
2006 $72
2007 $77
2008 $64
2009 $62
2010 $71
2011 $82
2012 $87
DDA & NOW
MMA & Savings
Customer CD's

1ST CENTURY BANCSHARES INC.
IT IS WHO YOU KNOW.™

Deposit Franchise

Non Interest-Bearing Deposits to Total Deposits



50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
2008
2009
2010
2011
2012
1Q 2013
1st Century Bank
CA Peers*

Cost of Funds



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2008
2009
2010
2011
2012
1Q 2013
1st Century Bank
CA Peers*

** SNL Financial Data Report (CA banks with assets between $250 to $500 million).*

Balanced Loan Portfolio

Gross Loans

($millions)

7.25-year CAGR = 16.91%

(2005 – 1Q 2013)


$86
$128
$172
$200
$182
$179
$233
$267
$298
2005
2006
2007
2008
2009
2010
2011
2012
1Q 2013

	2005	2006	2007	2008	2009	2010	2011	2012	1Q 2013
Average Loan Size ($thousands)	$547	$616	$866	$623	$610	$512	$568	$585	$607

Loan Composition

(at March 31, 2013)


Land & Construction 10%
Consumer Other 7%
Commercial & Industrial 20%
Residential Mortgages 21%
Commercial RE 42%

Allowance for Loan Loss to Total Loans


3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2008
2009
2010
2011
2012
1Q 2013
1st Century Bank
CA Peers*

* SNL Financial Data Report (CA banks with assets between $250 to $500 million).

1ST CENTURY BANCSHARES INC.
IT IS WHO YOU KNOW.™

Well Capitalized



Bank Capital Ratios
(at December 31, 2012)
20.00%
15.00%
10.00%
5.00%
0.00%
9.22%
5%
14.03%
6%
15.29%
10%
Tier 1 Leverage Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
% to be categorized as well capitalized

"We continue to have capital ratios that are well above the regulatory requirements and are privileged to serve an attractive core market that represents the abundance of business opportunity and individual success for which West LA is known."
Jason P. DiNapoli, President & CEO

1ST CENTURY BANCSHARES INC.
IT IS WHO YOU KNOW.™

1st Century Bancshares, Inc.

($ thousands, except share data)	2010	2011	2012
Total assets	$ 308,364	$ 405,274	$ 499,173
Loans, net(1)	174,010	227,721	260,656
Total deposits	257,989	332,454	416,681
Loan to deposit ratio	69.49%	70.08%	63.99%
Total stockholders' equity	44,338	45,051	49,173
Pre-tax/ pre-provision income	812	1,371	3,053
Net Income (Loss)	(1,963)	1,025	2,942
Book value per share	$ 4.77	$ 4.97	$ 5.38

(1) Total gross loans less allowance for loan losses and net unearned fees/expenses.

1ST CENTURY BANCSHARES INC.
IT IS WHO YOU KNOW.™

1st Century Bancshares, Inc.



Why 1st Century Bancshares?

- Attractive market demographics
- Focused growth strategy
  - Expanded footprint in Westside
- Strong and low cost relationship deposit base
- Balanced loan portfolio, improving credit quality and strong loan loss reserves
- Well positioned to leverage continued economic recovery and competitor dislocation
- Stable and experienced management
- Strong capital position

1st Century Bancshares, Inc.

For further information, please contact any of the following team members.

Alan I. Rothenberg	Chairman & CEO	310.270.9501
Jason DiNapoli	President & COO	310.270.9505
Bonnie Rubin	EVP, Regional Director	310.270.9511
Rich Rothenberg	Managing Director, BD	310.270.9508
Dave Comfort*	SVP, Regional Director	310.270.9517
Greg Haddad	SVP, Relationship Manager	310.270.9524
Scott Healy	AVP, Relationship Manager	310.270.9558
Chris Hoshek	VP, Commercial Real Estate Group	310.270.9534
Anette Mullem*	AVP, Business Development Officer	310.270.9576
Joshua Platt	AVP, Relationship Manager	310.270.9575
Justin Weissman	VP, Senior Relationship Manager	310.270.9550

***Santa Monica Office**